Exhibit 10.3

security agreement

This SECURITY AGREEMENT dated as of October 9, 2015 (together with all amendments, restatements and other modifications, including joinders and supplements, this “Agreement”), is among each of the signatories party hereto and each other Person who becomes a party hereto pursuant to Section 7.11 (including any permitted successors and assigns, collectively, the “Debtors” and each a “Debtor”), and MELODY BUSINESS FINANCE, LLC, in its capacity as Administrative Agent (hereinafter referred to as the “Secured Party”) for the Beneficiaries (as defined herein).

introduction

WHEREAS, reference is made to that certain Loan Agreement dated as of May 19, 2011 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), among TransCoastal Corporation, a Texas corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Melody Business Finance, LLC, a Delaware limited liability company, as administrative agent for the Lenders (and successor by purchase and assignment, to Green Bank, N.A.) (in such capacity, “Agent”).

WHEREAS, in order to induce the Lenders to make the Loans available under the Loan Agreement (including the Tenth Amendment to Loan Agreement and Forbearance Agreement, dated as of October 9, 2015, (the “Tenth Amendment and Forbearance Agreement”)) and pursuant to certain other stated requirements in the Loan Agreement (including the Tenth Amendment to Loan Agreement and Forbearance Agreement), the Debtor desires to enter into this Agreement in order to secure all Secured Obligations (as defined below).

NOW, THEREFORE, in consideration of the Loans and other direct and indirect benefits expected to be received in connection with the Loan Agreement, including as a result of the shared identity of interest as members of a combined group of companies, and for the other good, valuable and reasonably equivalent consideration, the Debtors jointly and severally agree as follows:

definitions

Defined Terms. Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Loan Agreement. All terms used herein and defined in the Code shall have the same definitions herein as specified therein.

Interpretation. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Debtor, shall refer to such Debtor’s Collateral or the relevant part thereof.

Certain Definitions. The following terms shall have the following meanings:

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.), as amended, and any successor statute.

“Beneficiaries” means the Administrative Agent, the Lenders and each Lender or Affiliate of a Lender party to a Lender Hedging Contract, and “Beneficiary” means any of the Administrative Agent, the Lenders and each Lender or an Affiliate of a Lender party to a Lender Hedging Contract.

“Chattel Paper” means all of each Debtor’s present and future chattel paper, including electronic chattel paper.

“Code” means the Uniform Commercial Code as from time-to-time in effect in the state of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect or perfection or non-perfection (and for purposes of definitions related to such provisions).

“Collateral” has the meaning specified in Section 2.1.

“Collateral Account” means any deposit account with the Secured Party which is designated, maintained, and under the control of the Secured Party in which the Secured Party has a security interest, and which has been established pursuant to the provisions of this Agreement for the purposes described in this Agreement including collecting, holding, disbursing, or applying certain funds, all in accordance with this Agreement.

“Contracts” shall mean all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Debtor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Receivable.

“Copyrights” means all of the following now owned or hereafter acquired by any Debtor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country and all extensions and renewals thereof, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including, without limitation, those listed in Schedule 3.7.

“Copyright Licenses” means any written agreement naming any Debtor as licensor or licensee (including, without limitation, those listed in Schedule 3.7), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyright Security Agreement Supplement” means a supplement to this Agreement by the Debtor in favor of the Secured Party in respect of the Copyrights and Copyright Licenses of the Debtor in a form acceptable to the Secured Party.

“DDAs” means any Deposit Account maintained by Borrower or any Subsidiary.

“Document” means any document including, without limitation, a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of such document is entitled to receive, hold and dispose of the document and the goods it covers.

“Excluded Property” means any of the following property or assets of any Debtor:

Any property, to the extent that a grant of a security interest is prohibited by any Legal Requirement or requires the consent of any Governmental Authority (which consent, upon the reasonable request of the Secured Party during the continuation of an Event of Default, the Debtor will use its commercially reasonable efforts to obtain);

Contracts or Equipment to the extent that the Debtors are prohibited from granting a security interest in, pledge of, or charge, mortgage or lien upon any such Contract or Equipment by reason of (x) an existing and enforceable negative pledge provision or (y) any applicable law or regulation to which such Debtors are subject, except (in the case of either of the foregoing clauses (x) and (y)) to the extent such prohibition is ineffective under the Code; and

DDAs that are zero balance disbursement accounts or that are exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Debtor’s employees.

“Existing Obligations” has the meaning assigned to such term in the Tenth Amendment and Forbearance Agreement.

“Fixtures” means any fixture or fixtures now or hereafter owned or leased by any of the Debtors, or in which any of the Debtors holds or acquires any other right, title or interest, constituting “fixtures” under the Code.

“General Intangibles” means all general intangibles now owned or hereafter acquired by any Debtor, including all right, title and interest that such Debtor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, trade secrets, software, data bases, data, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights and intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged stock and Investment Property, rights or indemnification.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Instruments” means all of each Debtor’s instruments, including all promissory notes and other evidences of indebtedness, including intercompany instruments, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” means all intellectual and similar property of any Debtor of every kind and nature now owned or hereafter acquired by any Debtor, including inventions, designs, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, domain names and domain name registrations, trade secrets, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Investment Property” means all investment property now owned or hereafter acquired by any Debtor, wherever located, including (a) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (b) all securities entitlements of any Debtor, including the rights of any Debtor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts of any Debtor; (d) all commodity contracts of any Debtor; and (e) all commodity accounts held by any Debtor.

“Inventory” means all of each Debtor’s present and future inventory, wherever located, including inventory, merchandise, goods and other personal property that are held by or on behalf of any Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Debtor’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies, and embedded software. “Inventory” shall also include inventory in joint production with another Person, inventory in which any Debtor has an interest as consignor, and inventory that is returned to or stopped in transit by any Debtor, and all combinations and products thereof.

“Letter-of-Credit Rights” means all letter-of-credit rights now owned or hereafter acquired by any Debtor, including rights to payment or performance under a letter of credit, whether or not such Debtor, as beneficiary, has demanded or is entitled to demand payment or performance.

“Licenses” means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Debtor is a party, including any franchises, permits, certificates, licenses, authorizations and the like and any other requirements of any government or any commission, board, court, agency, instrumentality or political subdivision thereof.

“Liquid Assets” means all cash and cash equivalents at any time held by any of the Debtors, including all amounts from time to time held in any checking, savings, deposit or other account of any of the Debtors, all monies, proceeds or sums due or to become due therefrom or thereon and all documents (including, but not limited to passbooks, certificates and receipts) evidencing all funds and investments held in such accounts.

“Motor Vehicles” means motor vehicles, tractors, trailers and other like property governed by a certificate of title or ownership.

“Patents” means all of the following now owned or hereafter acquired by any Debtor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country, including, without limitation, any of the foregoing referred to in Schedule 3.7, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Debtor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 3.7.

“Patent Security Agreement Supplement” means a supplement to this Agreement by the Debtor in favor of the Secured Party in respect of the Patents and Patent Licenses of the Debtor in a form acceptable to the Secured Party.

“Pledged Securities” means, with respect to each Debtor, (a) all Equity Interests held by such Debtor in any corporations or other entities (including, without limitation, those corporations or other entities described in Schedule 3.5 that are directly held by such Debtor), together with all depositary shares and all other rights of such Debtor in respect of such Equity Interests, (b) all certificates, instruments or other documents evidencing such Equity Interests and registered or held in the name of, or otherwise in the possession of, such Debtor, and (c) all present and future payments, dividend distributions, instruments, compensation, property, assets, interests and rights in connection with or related to the Equity Interests included in clause (a) above, and all monies due or to become due and payable to such Debtor in connection with or related to such Equity Interests or otherwise paid, issued or distributed in respect of or in exchange therefor (including, without limitation, all proceeds of dissolution or liquidation).

“Proceeds” means all of each Debtor’s present and future (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) claims against third parties for loss, damage, or impairment of the value of such Collateral, and (d) any and all proceeds of, and all claims for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, including any credit insurance with respect to Receivables, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, or goods.

“Receivables” means all of each Debtor’s present and future accounts, accounts from governmental agencies, instruments, and general intangibles, including those arising from the provision of services to the customers of any Debtor, and rights to payment under all Contracts, income tax refunds, and other rights to the payment of money, together with all of the right, title and interest of any of the Debtors in and to (a) all security pledged, assigned, hypothecated or granted to or held by any of the Debtors to secure the foregoing, (b) all of any of the Debtors’ right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney granted to any of the Debtors for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all credit information, reports and memoranda relating thereto, and (f) all other writings related in any way to the foregoing.

“Records” means all of each Debtor’s present and future books, accounting records, files, computer files, computer programs, correspondence, credit files, records, ledger cards, invoices, and other records primarily related to any other items of Collateral, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of any of the Debtors or any computer bureau from time to time acting for any of the Debtors.

“Secured Obligations” means all Obligations (other than the Existing Obligations) now or hereafter existing, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification, or otherwise, both prior and subsequent to any Insolvency Proceeding.

“Security Termination” means such time at which each of the following events shall have occurred on or prior to such time: (a) the termination of the Commitments, (b) the termination of all Lender Hedging Contracts that are secured by the Loan Documents (other than Lender Hedging Contracts with respect to which other arrangements satisfactory to the relevant counterparty and the Borrower or Subsidiary of the Borrower, as applicable, that is party to such Lender Hedging Contract have been made), and (c) the payment in full in cash of all Obligations (other than (i) Obligations under Lender Hedging Contracts with respect to which other arrangements satisfactory to the relevant counterparty and a Borrower or Subsidiary of a Borrower, as applicable, party to such Hedging Contract have been made and (ii) indemnity obligations and similar obligations that survive the termination of the Loan Documents for which no notice of a claim has been received by the Loan Parties).

“Supporting Obligations” means all supporting obligations, including letters of credit and guaranties issued in support of Receivables, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Trademarks” means all of the following now owned or hereafter acquired by any Debtor: all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any state of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including, without limitation, any registration or applications for registration in the United States referred to in Schedule 3.7.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Debtor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 3.7.

“Trademark Security Agreement Supplement” means a supplement to this Agreement by the Debtor in favor of the Secured Party in respect of the Trademarks and Trademark Licenses of the Debtor in a form acceptable to the Secured Party.

grant of security interest

Grant of Security Interest. Each Debtor hereby grants to the Secured Party, for the benefit of the Beneficiaries, a security interest in and lien on all of such Debtor’s right, title, and interest in and to the following property (the “Collateral”) to secure the payment and performance of its Secured Obligations: (a) all Chattel Paper, all Collateral Accounts, all commercial tort claims, all Contracts, all DDAs, all Documents, all Equipment, all Fixtures, all General Intangibles (including without limitation Intellectual Property), all Instruments, all Inventory, all Investment Property (including without limitation the Pledged Securities), all Letter of Credit Rights, all Liquid Assets, all Receivables, all Records, and all Supporting Obligations, (b) any and all additions, accessions and improvements to, all substitutions and replacements for and all products of or derived from the foregoing, and (c) all Proceeds of the foregoing; provided that, notwithstanding anything to the contrary contained herein, this Agreement shall not constitute nor evidence a grant of a security interest, collateral assignment or any other type lien in Excluded Property and the term “Collateral” shall not include any Excluded Property; provided further that, each Debtor agrees that it shall, upon the request of the Secured Party, use all commercially reasonable efforts to obtain any consent required to permit any Contracts constituting Excluded Property to be subjected to the security interest granted pursuant to this Agreement. For the avoidance of doubt, the Proceeds of Excluded Property shall not constitute Excluded Property solely by virtue of being Proceeds thereof but only to the extent that such Proceeds otherwise independently constitute Excluded Property hereunder.

To the extent that the Collateral is not subject to the Code, each Debtor collaterally assigns all of such Debtor’s right, title, and interest in and to such Collateral to the Secured Party for the benefit of the Beneficiaries to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under applicable law.

Avoidance Limitation. Notwithstanding Section 2.1 above, the amount of any Debtor’s Secured Obligations that are secured by its rights in Collateral subject to a security interest in favor of the Secured Party hereunder shall be limited to the extent, if any, required so that the security interest it has granted under this Agreement shall not be subject to avoidance under Section 548 of the Bankruptcy Code of the United States or to being set aside or annulled under any applicable law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Debtor’s Secured Obligations that are subject to the security interest on such Debtor’s Collateral hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Debtor may have under the Documents, any other agreement or applicable law shall be taken into account.

Debtors Remain Liable. Anything herein to the contrary notwithstanding: (a) each Debtor shall remain liable under the Contracts included in the Collateral to the extent set forth therein to perform such Debtor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any rights hereunder shall not release any Debtor from any obligations under the Contracts included in the Collateral; and (c) the Secured Party shall not have any obligation under the Contracts included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform or fulfill any of the obligations of any Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment any Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

representations and warranties

To induce the Beneficiaries to make Loans under the Loan Agreement to the Borrowers, each Debtor hereby represents and warrants to the Secured Party and each Beneficiary that:

Title; No Other Liens. Except for security interest created by this Agreement in favor of the Secured Party and the Permitted Liens, such Debtor owns each item of the Collateral free and clear of any and all security interest or claims of others. No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Secured Party, for the benefit of the Beneficiaries, pursuant to this Agreement or as have been filed to evidence Permitted Liens.

Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filing of financing statements describing the Collateral in the offices located in the jurisdictions listed on Schedule 3.3, the recording in the United States Patent and Trademark Office of the Trademark Security Agreement Supplement and the Patent Security Agreement Supplement and in the United States Copyright Office of the Copyright Security Agreement Supplement, as applicable, the taking of all applicable actions in respect of perfection contemplated by Sections 4.5 through 4.7 in respect of Collateral (in which a security interest cannot be perfected by the filing of a financing statement or such recordings in the United States Patent and Trademark Office or the United States Copyright Office), will constitute valid perfected security interests in all of the Collateral of the type which may be perfected by such actions in favor of the Secured Party, for the benefit of the Beneficiaries, as collateral security for such Debtor’s Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Debtor and any Persons purporting to purchase any Collateral from such Debtor and (b) are prior to all other security interest on the Collateral except for Permitted Liens.

Debtor’s Legal Name; Jurisdiction of Organization; Chief Executive Office. Each Debtor’s exact legal name is set forth on the signature page hereof, and from and after an amendment or modification thereto, on a written notification delivered to the Secured Party pursuant to Section 4.3. On the date hereof, such Debtor’s jurisdiction of organization, type of organization, identification number from the jurisdiction of organization (if any), and the location of such Debtor’s chief executive office or sole place of business or principal residence and the address of the office where such Debtor keeps its records respecting the Receivables, as the case may be, are specified on Schedule 3.3.

Certain Collateral. None of the Collateral constitutes, or is the Proceeds of, farm products and none of the Collateral has been purchased for, or will be used by any Debtor primarily for personal, family or household purposes. Except as set forth on Schedule 3.4:

none of the account debtors or other Persons obligated on any of the Collateral of such Debtor is a governmental authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule in respect of such Collateral of the type described in Section 4.11(a);

such Debtor holds no commercial tort claims;

such Debtor owns no vessels or aircraft;

such Debtor has no DDAs, securities accounts or commodities accounts as of the date hereof other than DDAs constituting Excluded Property; and

except in connection with any Permitted Liens described in clause (e) of the definition thereof, it has not granted “control” (within the meaning of the Code) over any DDAs to any Person other than the Secured Party.

Investment Property, Chattel Paper, and Instruments.

Each Debtor is the legal and beneficial owner of the Pledged Securities as set forth on Schedule 3.5(a). The Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable and are not subject to any limitations to purchase similar rights by any Person, and none of the Pledged Securities constitutes margin stock (within the meaning of Regulation U issued by the Federal Reserve Board). Except as set forth on Schedule 3.5(a), as of the date hereof, the Pledged Securities constitute all of the issued and outstanding shares of stock or other Equity Interests of each of the respective issuers thereof and no such issuer has any obligation to issue any additional shares of stock or other Equity Interests or rights or options thereto.

Except as may be required in connection with any disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, or filings contemplated in Section 3.2, no consent of any Person and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required to be made or obtained by any Debtor in connection with (i) the execution, delivery, performance, validity or enforceability of this Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature thereof) (other than continuation statements required pursuant to the Code), or (iii) the exercise by the Secured Party of the rights provided for in this Agreement.

Each of the Instruments and Chattel Paper pledged by such Debtor hereunder constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general principles of equity. Schedule 3.5(c) lists all of the Instruments issued to or held by each Debtor as of the Closing Date.

Such Debtor is the record and beneficial owner of, and has good title to the Investment Property (other than the Pledged Securities) pledged by it hereunder, free of any and all security interest or options in favor of, or claims of, any other Person, except the Permitted Liens. Such Debtor is the record and beneficial owner of, and has good title to the Pledged Securities pledged by it hereunder, free of any and all security interest or options in favor of, or claims of, any other Person, except the security interest created by this Agreement in favor of the Secured Party and Permitted Liens.

Receivables.

No amount payable to such Debtor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Secured Party to the extent required by Section 5.

The amounts represented by such Debtor to the Beneficiaries from time to time as owing to such Debtor in respect of the Receivables will at such times be accurate in all material respects.

Intellectual Property.

Schedule 3.7 lists all registered Intellectual Property necessary for the conduct of such Debtor’s business as currently conducted that is owned by such Debtor in its own name on the date hereof.

On the date hereof, all material Intellectual Property of such Debtor described on Schedule 3.7 is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the Debtors’ knowledge, does not infringe the intellectual property rights of any other Person in any material respect.

Except as set forth in Schedule 3.7, on the date hereof, none of such Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Debtor is the licensor or franchisor.

No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Debtor’s rights in, any such Intellectual Property material to the conduct of its business in any respect.

No action or proceeding is pending, or, to the knowledge of such Debtor, threatened in writing, on the date hereof seeking to limit, cancel or question the validity of any such material Intellectual Property or such Debtor’s ownership interest therein.

covenants and agreements

Each Debtor covenants and agrees with the Secured Party and the Beneficiaries that, from and after the date of this Agreement until this Agreement terminates in accordance with Section 7.12:

Maintenance of Insurance. Such Debtor will comply with the provisions of the Loan Agreement governing the maintenance of insurance for any of its assets constituting Collateral.

Maintenance of Perfected Security Interest; Further Documentation; Filing Authorization; Further Assurances; Power of Attorney.

Such Debtor shall maintain the security interest created by this Agreement as a perfected first priority security in accordance with the terms of this Agreement subject only to Permitted Liens and shall defend such security interest against the claims and demands of all Persons whomsoever.

Upon written request of the Secured Party, such Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the assets and property of such Debtor and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

Subject in each case to Section 5, each Debtor further agrees to take any other action reasonably requested in writing by the Secured Party to insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Code, to the extent, if any, that any Debtor’s signature thereon is required therefor; (ii) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the security interest in such Collateral; (iii) complying with any provision of any statute, law, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Secured Party to enforce, the security interest in such Collateral; (iv) upon request of the Secured Party, using all commercially reasonable efforts to obtain deposit account control agreements from third party financial institutions; and (v) taking all actions required by the Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction.

Each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any applicable jurisdiction in which the Code has been adopted and is in effect any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of each Debtor or words of similar effect, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Code for the sufficiency or filing office acceptance of any initial financing statement or amendment. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

During the existence of an Event of Default,

The Secured Party, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as the Secured Party deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the security interests, collateral assignments and other security interest created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral and the payment or removal of prior liens or security interests, and the reasonable out of pocket expenses of the Secured Party in taking such action shall be paid by the Debtors; and

Each Debtor agrees that, if such Debtor fails to perform under this Agreement, the Secured Party may, but shall not be obligated to, perform such Debtor’s obligations under this Agreement, and any reasonable out of pocket expenses incurred by the Secured Party in performing such Debtor’s obligations shall be paid by such Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any reasonable expense of the Secured Party hereunder shall be conclusively established by a certificate of any officer of the Secured Party absent manifest error or bad faith.

Each Debtor irrevocably appoints the Secured Party as Debtor’s attorney in fact, with full authority to act, during the existence of an Event of Default, for such Debtor and in the name of such Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including the actions that the Secured Party is expressly authorized to take pursuant to this Agreement (including the actions described in paragraph (e) above), and instituting proceedings Secured Party deems necessary or desirable to enforce the rights of Secured Party with respect to this Agreement.

Changes in Name, etc. Each Debtor will give prompt written notice (and in any event within thirty (30) days prior thereto) to the Secured Party of any proposed change (i) in its corporate name or in any trade name used to identify such Debtor in the conduct of its business or in the ownership of its Properties, (ii) in the location of its chief executive office or principal place of business if it is not a registered organization under the Code, (iii) in its jurisdiction of organization or such Debtor’s organizational identification number in such jurisdiction of organization, (iv) in its federal taxpayer identification number, and (v) to the location of the office where it keeps its records respecting the Receivables. Each Debtor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Code or otherwise that are required in order for the Secured Party to continue at all times following such change to have a valid, legal and perfected first-priority liens and security interest in all the Collateral (subject only to Permitted Liens).

Delivery of Instruments, Chattel Paper, and Documents. If any amount payable under or in connection with any of the Collateral is or becomes evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall, to the extent required by Section 5, be promptly, but in any event within ten (10) Business Days after such Collateral becomes evidenced by any Instrument or Chattel Paper, delivered to the Secured Party, duly indorsed in a manner specified by the Secured Party, to be held as Collateral pursuant to this Agreement. If any goods are or become covered by a negotiable Document, such Document shall, to the extent required by Section 5, be immediately delivered to the Secured Party to be held as Collateral pursuant to this Agreement.

Investment Property. With respect to Investment Property and Pledged Securities:

If any Debtor shall at any time own or acquire any Pledged Securities which are certificated securities, whether as a stock split, stock dividend, or other distribution with respect to Pledged Securities, or otherwise, such Debtor shall promptly, and in any event within ten (10) Business Days after receipt thereof, deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any Pledged Securities now owned or hereafter acquired by any Debtor are uncertificated securities and are issued to such Debtor or its nominee directly by the issuer thereof, such Debtor shall promptly, but in any event within ten (10) Business Days of receipt thereof, notify the Secured Party thereof, and shall take any actions reasonably requested by the Secured Party to enable the Secured Party to obtain “control” (within the meaning of Section 8.106 of the Code) with respect thereto. If any Pledged Securities, whether certificated securities or uncertificated securities, or other Investment Property now owned or hereafter acquired by any Debtor are owned or acquired by such Debtor or its nominee through a securities intermediary or commodity intermediary, such Debtor shall promptly, but in any event within ten (10) Business Days of such intermediary holding such Pledged Securities or other Investment Property, notify the Secured Party thereof and, shall take any actions reasonably requested by the Secured Party to enable the Secured Party to obtain “control” (within the meaning of Section 8.106 and/or Section 9.106 of the Code, as applicable) with respect thereto. To the extent that the Secured Party has the right pursuant to the foregoing or any control or other similar agreement to give entitlement orders or instructions or directions to any issuer, securities intermediary or commodity intermediary or to withhold its consent to the exercise of any withdrawal or dealing rights by any Debtor, the Secured Party agrees with each Debtor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent, where required, to the exercise of any withdrawal or dealing rights by any Debtor, unless an Event of Default has occurred and is continuing.

So long as no Event of Default has occurred and is continuing, each Debtor shall be entitled:

to exercise, in a manner not inconsistent with the terms hereof, the voting power with respect to the Pledged Securities of such Debtor; and

to receive and retain for its own account any and all payments, proceeds, dividends, distributions, property, assets, or rights to the extent such are permitted pursuant to the terms of the Loan Agreement.

Upon the occurrence and during the continuance of any Event of Default, all rights of each Debtor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 4.5(b) and to receive the payments, proceeds, dividends, distributions, property, assets, or rights that the Debtor would otherwise be authorized to receive and retain pursuant to Section 4.5(b) shall cease, and thereupon the Secured Party shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as Collateral hereunder, any and all payments, proceeds, dividends, distributions, property, assets, or rights declared or paid upon any of the Pledged Securities during such Event of Default and otherwise to act with respect to the Pledged Securities to the same extent as the applicable Debtor would have been, absent application of this clause (c).

All payments, proceeds, dividends, distributions, property, assets, instruments or rights that are received by each Debtor contrary to the provisions of this Section 4.5 shall be received and held in trust by such Debtor for the benefit of the Secured Party, shall be segregated by each Debtor from other funds of such Debtor and shall be forthwith paid over to the Secured Party as Pledged Securities in the same form as so received (with any necessary endorsement).

If such Debtor is an issuer of Pledged Securities, such Debtor agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it and (ii) it will comply with instructions received by it pursuant to the terms of Section 4.5(f) with respect to the Pledged Securities issued by it. In addition, if any such Debtor is a partnership or a limited liability company, such Debtor (i) confirms that none of the terms of any Equity Interest issued by it provides that such Equity Interest is a “security” within the meaning of the Code, (ii) agrees that it will take no action to cause or permit any such Equity Interest to become a security, (iii) agrees that it will not issue any certificate representing any such Equity Interest and (iv) agrees that if, notwithstanding the foregoing, any such Equity Interest shall be or become a security, such Debtor will (and the Debtor that holds such Equity Interest hereby instructs such issuing Debtor to) comply with instructions originated by the Secured Party without further consent by such Debtor.

Each Debtor hereby authorizes and instructs each issuer of any Pledged Securities pledged by such Debtor hereunder to (i) comply with any instruction received by it from the Secured Party in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Debtor, and each Debtor agrees that each such issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Secured Party.

DDAs. With respect to any DDAs, such Debtor maintaining such DDA will take any actions reasonably requested by the Secured Party to enable the Secured Party to obtain “control” (within the meaning of Section 9-104 of the Code) with respect thereto. Each Debtor will comply with the provisions of Section 7.11 of the Loan Agreement governing maintenance of business, cash management, operating and administrative accounts.

Intellectual Property. With respect to Intellectual Property material to the conduct of such Debtor’s business:

Such Debtor will (i) continue to use each Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) use such Trademark with the appropriate notice of registration and substantially all other notices and legends required by applicable laws, (iii) not knowingly adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Secured Party, for the ratable benefit of the Beneficiaries, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (iv) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way;

Such Debtor will not do any act, or omit to do any act, whereby any Patent may become forfeited, abandoned or dedicated to the public;

Such Debtor (i) will employ each Copyright and (ii) will not (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired. Such Debtor will not (either itself or through licensees) do any act whereby any portion of such Copyrights may fall into the public domain;

Such Debtor will not do any act that knowingly uses any Intellectual Property to infringe the intellectual property rights of any other Person;

Such Debtor will promptly notify the Secured Party if it knows, or has reason to know, that any application or registration relating to any Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office) regarding such Debtor’s ownership of, or the validity of, any such Intellectual Property or such Debtor’s right to register the same or to own and maintain the same;

Whenever such Debtor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, such Debtor shall report such filing to the Secured Party within 30 days after the date on which such filing occurs. Upon request of the Secured Party, such Debtor shall promptly execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Secured Party may request to evidence the security interest granted hereunder to the Secured Party for the benefit of the Beneficiaries in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Debtor relating thereto or represented thereby;

Such Debtor will take all commercially reasonable steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registration) and to maintain each registration of such Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability; and

In the event that any Intellectual Property is infringed or misappropriated by a third party, such Debtor shall, upon obtaining knowledge of such infringement or misappropriation, (i) take such actions as such Debtor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) promptly notify the Secured Party after it learns thereof and take such actions as such Debtor shall reasonably deem appropriate under the circumstances, including filing suit for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for infringement, misappropriation or dilution.

LIMITATION ON PERFECTION OF SECURITY INTEREST

Chattel Paper and Instruments. The perfection of the security interest granted in Section 2 above in, respectively, Chattel Paper (whether tangible or electronic) and Instruments will, prior to the occurrence of an Event of Default (and after the occurrence of an Event of Default unless the Secured Party has required that further actions are taken with respect to the perfection thereof), be effected solely by filing an appropriate financing statement under the applicable Uniform Commercial Code.

Documents. The perfection of the security interest granted in Section 2 above in Documents will, prior to the occurrence of an Event of Default (and after the occurrence of an Event of Default unless the Secured Party has required that further actions are taken with respect to the perfection thereof), be effected solely by filing an appropriate financing statement under the applicable Uniform Commercial Code.

Letter of Credit Rights. The perfection of the security interest granted in Section 2 above in Letter-of-Credit Rights will be required only on the request of the Secured Party.

Vehicles; Mobile Goods. The perfection of the security interest granted in Section 2 above in any Motor Vehicle or other equipment or individual mobile good for which perfection must be effected by a means other than the filing of an appropriate financing statement under the applicable Code will be required only on the request of the Secured Party and only to the extent that such Motor Vehicles, equipment or mobile goods have an aggregate market value in excess of $250,000.

remedial PROVISIONS

Upon the occurrence and during the continuation of an Event of Default, the Secured Party may, at the Secured Party’s option, exercise one or more of the remedies specified elsewhere in this Agreement and/or any or all of the following remedies:

General Interim Remedies.

To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the Code.

The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

The Secured Party may require any Debtor to promptly assemble any tangible Collateral of such Debtor and make it available to the Secured Party at a place to be designated by the Secured Party. The Secured Party may occupy any premises owned or leased by any Debtor where the Collateral is assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law.

Receivables, Chattel Paper, Instruments and Payment Intangibles. The Secured Party may, at the Secured Party’s option, establish one or more Collateral Accounts for the purpose of collecting the payments due to the Debtors under any Contracts or otherwise with respect to the Receivables, Chattel Paper, Instruments and/or payment intangibles and holding the proceeds thereof, and may, or may direct the Debtors to, instruct all makers and/or all obligors with respect thereto to make all payments with respect to such Collateral directly to the Secured Party for deposit into the Collateral Accounts designated by the Secured Party. After such direction to the Debtors, all payments, whether of principal, interest, or other amounts, under any Contracts or otherwise with respect to the Receivables, Chattel Paper, Instruments and/or payment intangibles shall be directed to the appropriate Collateral Account. All such payments which may from time to time come into the possession of any Debtor shall be held in trust for the Secured Party, segregated from the other funds of such Debtor, and delivered to the Secured Party immediately in the form received with any necessary endorsement for deposit into the appropriate Collateral Account, such delivery in no event to be later than one Business Day after receipt thereof by the applicable Debtor. Each Debtor agrees to execute any documents reasonably requested by the Secured Party to create any Collateral Account and pledge it to the Secured Party. In connection with the foregoing, the Secured Party shall have the right at any time to take any of the following actions, in the Secured Party’s own name or in the name of the applicable Debtor: compromise or extend the time for payment of any payments due with respect to any Instrument or Chattel Paper upon such terms as the Secured Party may reasonably determine; endorse the name of the applicable Debtor on checks, instruments, or other evidences of payment with respect to any such Collateral; make written or verbal requests for verification of amount owing on any such Collateral from the maker thereof or obligor thereunder; open mail addressed to such Debtor which the Secured Party reasonably believes relates to any such Collateral, and, to the extent of checks or other payments with respect to any such Collateral, dispose of the same in accordance with this Agreement; take action in the Secured Party’s name or the applicable Debtor’s name to enforce collection of such checks and other payments; and take all other action necessary to carry out this Agreement and give effect to the Secured Party’s rights hereunder. Out of pocket costs and expenses incurred by the Secured Party in collection and enforcement of amounts owed under any Contracts or otherwise with respect to the Receivables, Chattel Paper, Instruments and/or payment intangibles upon the occurrence of an Event of Default, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed by the applicable Debtor to the Secured Party on demand.

Contracts. The Secured Party may, at its option, exercise one or more of the following remedies with respect to the Contracts that constitute Collateral:

(i) take any action permitted under Section 6.2 and (ii) in the place and stead of the applicable Debtor, exercise any other rights of such Debtor under such Contracts in accordance with the terms thereof. Without limitation of the foregoing, each Debtor agrees that under the foregoing circumstances, the Secured Party may give notices, consents and demands and make elections under such Contracts, modify or waive the terms of such Contracts and enforce such Contracts, in each case, to the same extent and on the same terms as such Debtor might have done. It is understood and agreed that notwithstanding the exercise of such rights and/or the taking of such actions by the Secured Party, such Debtor shall remain liable for performance of its obligations under such Contracts;

upon receipt by the Secured Party of notice from any counterparty to any such Contract of such Person’s intent to terminate such Contract, the Secured Party shall be entitled to (i) cure or cause to be cured the condition giving rise to such Person’s right of termination of such Contract, or (ii) acquire and assume (or assign and cause the assumption by a third party of) the rights and obligations of the applicable Debtor under such Contract; and

upon termination of any Contract by operation of law or otherwise, the Secured Party shall be entitled to enter into a new agreement (“Successor Agreement”) with the counterparty to such terminated Contract, on the same terms and with the same provisions as such terminated Contract.

Pledged Securities.

If the Secured Party shall determine to exercise the right to sell any or all of the Pledged Securities pursuant to this Section 6.4, and if in the opinion of the Secured Party it is necessary or advisable to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”) to enable the Secured Party to realize on such Collateral, the relevant Debtor will, upon written request of the Secured Party, cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Secured Party, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Secured Party, are necessary or advisable to enable the Secured Party to realize on such Collateral, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; provided, however, the relevant Debtor shall not have any of the obligations set forth in clauses (i) through (iii) above unless the applicable issuer of the Pledged Securities then has a class of securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 and is eligible to register the Pledged Securities on Form S-3 promulgated under the Securities Act or a similar or replacement short form or registration. Each Debtor agrees to, during the continuance of an Event of Default and upon the written request of the Secured Party, cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Secured Party shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions and registration requirements contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such sale shall not be deemed to have been made in a commercially unreasonable manner solely because it was made at a private sale. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

Each Debtor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 6.4 valid and binding and in compliance with any and all other applicable laws. Each Debtor further agrees that a breach of any of the covenants contained in this Section 6.4 will cause irreparable injury to the Secured Party and the Beneficiaries, that the Secured Party and the Beneficiaries have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.4 shall be specifically enforceable against such Debtor, and such Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

Foreclosure.

The Secured Party may foreclose on the Collateral in any manner permitted by the courts of or in the State of New York or the jurisdiction in which any Collateral is located. If the Secured Party should institute a suit against any Collateral or any Debtor for the collection of the Secured Obligations and for the foreclosure of this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

The Secured Party may exercise all the foreclosure rights and remedies of a secured party under the Code upon the occurrence and during the continuation of an Event of Default. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. Each Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, each Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if any portion of the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration or demand in respect of the Obligations or Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

Application of Proceeds. Any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder shall be applied to the Secured Obligations in the order of priority in Section 11.2 of the Loan Agreement. Any surplus cash collateral or cash proceeds held by the Secured Party after the Security Termination, any Debtor or any other Subsidiary shall be paid over to such Debtor or to whomever may be lawfully entitled to receive such surplus.

Waiver of Certain Rights. To the full extent each Debtor may do so under applicable law, such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral of such Debtor, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created. Such Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other right to defeat, reduce, or otherwise adversely affect in any respect the rights of the Secured Party under the terms of this Agreement.

Remedies Cumulative. The Secured Party’s rights and remedies under this Agreement shall be cumulative. No delay by the Secured Party shall constitute a waiver, election, or acquiescence by it. The Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity.

Reinstatement. The obligations of each Debtor under this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations or Secured Obligations are rescinded or otherwise must be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor or any other obligor or otherwise, all as though such payment had not been made.

miscellaneous

Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by written instrument signed by the Debtors and the Secured Party.

Notices. Any demand, notice or other communication to be given in connection with this Agreement shall be given in the manner provided for in Section 12 of the Loan Agreement and to the addresses set forth in the Loan Agreement: All such notices and communications shall be effective at such times as set forth in the Loan Agreement.

No Waiver by Course of Conduct; Cumulative Remedies; No Duty. The rights and remedies of the Secured Party under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Secured Party of one right or remedy shall be deemed an election, and no waiver by the Secured Party shall be deemed a continuing waiver. No delay by the Secured Party shall constitute a waiver, election, or acquiescence by it. Nothing in this Agreement in any way limits, impairs or reduces any rights of the Secured Party under the Mortgages or any of the other Loan Documents. The Secured Party shall have no obligation whatsoever to any of the Beneficiaries to assure that the Collateral exists or is owned by the Debtors or is cared for, protected, or insured or has been encumbered, or that the Secured Party’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Secured Party pursuant to this Agreement, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, subject to the terms and conditions contained herein, the Secured Party may act in any manner it may deem appropriate, in its sole discretion given the Secured Party’s own interest in the Collateral in its capacity as one of the Beneficiaries and that the Secured Party shall have no other duty or liability whatsoever to any Beneficiary as to any of the foregoing, except as otherwise provided herein.

Enforcement Expenses; Indemnification.

Each Debtor agrees to pay, or reimburse the Secured Party for, all out-of-pocket costs and expenses incurred in connection with the enforcement, attempted enforcement, exercise, or preservation of any rights or remedies under this Agreement (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Secured Obligations and during any legal proceeding, including any proceeding under any debtor relief law), including all attorney fees.

To the extent required pursuant to Section 4.2 of the Loan Agreement, each Debtor agrees to pay, and to indemnify and hold the Secured Party and each Beneficiary harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

Each Debtor shall indemnify the Secured Party (and any sub-agent thereof) and each Beneficiary, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any external counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Debtor, or any Environmental Liability related in any way to any Debtor, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Debtor, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the BAD FAITH, gross negligence or willful misconduct of such Indemnitee if such Debtor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Notwithstanding anything to the contrary contained herein, any indemnification for Taxes shall be subject to the provisions of Section 4.1 of the Loan Agreement.

To the fullest extent permitted by applicable law, each Debtor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the transactions contemplated hereby.

All amounts due under this Section 7.4 shall be payable no later than ten (10) Business Days after demand therefor.

Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Debtor and shall inure to the benefit of the Secured Party and the Beneficiaries and their successors and permitted assigns; provided that no Debtor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

Section Headings. The headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

Integration. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties

GOVERNING LAW ETC.

GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE EXCLUDING AND WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH DEBTOR AND THE SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.10. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH DEBTOR AT ITS SAID ADDRESS. EACH DEBTOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND THE SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Additional Debtors. Each Subsidiary of the each Borrower incorporated or organized in the United States that is created or acquired after the date hereof and that is required to deliver Security pursuant to the Loan Agreement shall execute and deliver an instrument in the form of Annex I hereto and shall thereafter have the same rights, benefits and obligations as a Debtor party hereto on the date hereof. Each Debtor that owns any Equity Interests in such Subsidiary shall pledge the Equity Interests of such Subsidiary by executing and delivering an instrument in the form of Annex II hereto, if such Equity Interests were not previously pledged hereunder.

Termination; Releases. Upon the Security Termination, the Secured Party shall execute and deliver to the Debtors or the Debtors’ designee, at the Debtors’ expense, all Uniform Commercial Code termination statements and similar documents which the Debtors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.12 shall be without recourse to or warranty by the Secured Party and shall be at the expense of the Debtors.

[Signature pages follow]

EXECUTED as of the date first above written.

Debtor(s):

TransCoastal Corporation, a Delaware corporation

By:	/s/ Stuart Hagler
Name:	Stuart Hagler
Title:	CEO

Signature Page to Security Agreement

Melody Business Finance, LLC, as Secured Party

By:	/s/ Andreas Scaminaci
Name:	Andreas Scaminaci
Title:	Authorized Signatory

Signature Page to Security Agreement

schedule 3.3

organization & LOcation information

Debtor	Jurisdiction & Type of Organization	Organizational ID#	Chief Executive Office, Sole Place of Business, or Principal Residence	Office where records respecting Receivables are kept
TransCoastal Corporation	Delaware	75-264-9230	4975 Voyager Drive, Dallas, TX 75237	4975 Voyager Drive, Box 36, Dallas, TX 75237

Schedule 3.3 to Security Agreement

schedule 3.4

certain collateral

NONE (TC-DE has no deposit, securities, or commodities accounts)

Schedule 3.4 to Security Agreement

Schedule 3.5(a)

pledged securities

A.     Stock:

Debtor	Issuer	Class of Stock	Issuer’s Jurisdiction Under UCC Section 9-305(a)(2)	Certificated (Y/N)	Stock Certificate No.	Percentage of Shares	No. of Shares
TC-DE	TC-TX	Common	Texas	Y	476	98.22%	21,865,755

Partnership Interests:

Debtor	Issuer	Type of Partnership Interest (e.g., General or Limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of Issuer
N/A

LLC Interests:

Debtor	Issuer	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of Issuer
N/A

Schedule 3.5(a) to Security Agreement

schedule 3.5(C)

PLEDGED INSTRUMENTS

None.

Schedule 3.5(c) to Security Agreement

schedule 3.7

intellectual property

Copyrights: None.

Patents: None.

Trademarks: None.

Schedule 3.7 to Security Agreement

Annex I to the
Security Agreement

This SECURITY AGREEMENT ASSUMPTION dated as of [                                ] (this “Assumption”), is delivered in connection with the Security Agreement dated as of August [___], 2015 (as amended or otherwise modified from time to time, the “Security Agreement”), among each of the signatories party thereto (including any permitted successors and assigns, collectively, the “Debtors” and each a “Debtor”), and MELODY BUSINESS FINANCE, LLC, in its capacity as Administrative Agent (the “Secured Party”) for the Beneficiaries (as defined herein).

A     Reference is made to that certain Loan Agreement dated as of May 19, 2011 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), among TransCoastal Corporation, a Texas corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Melody Business Finance, LLC, a Delaware limited liability company, as administrative agent for the Lenders (and successor by purchase and assignment, to Green Bank, N.A.) (in such capacity, “Agent”).

B.     The Debtors have entered into the Security Agreement as a condition precedent to the effectiveness of the Loan Agreement. Section 7.11 of the Security Agreement provides that certain additional Subsidiaries of each Borrower may become Debtors under the Security Agreement by execution and delivery of an instrument in the form of this Assumption. The undersigned Subsidiary (the “New Debtor”) is executing this Assumption in accordance with the requirements of the Loan Agreement to become a Debtor under the Security Agreement.

C.      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Loan Agreement.

Accordingly, the Secured Party and the New Debtor agree as follows:

SECTION 1.     In accordance with Section 7.11 of the Security Agreement, the New Debtor by its signature below becomes a Debtor under the Security Agreement with the same force and effect as if originally named therein as a Debtor, as applicable, and the New Debtor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct on and as of the date hereof. The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to the New Debtor. In furtherance of the foregoing, the New Debtor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Secured Party, for the benefit of the holders of the Secured Obligations, a security interest in and lien on all of the New Debtor’s right, title and interest in and to the Collateral of the New Debtor. Each reference to a “Debtor” in the Security Agreement shall be deemed to include the New Debtor.

SECTION 2.     The New Debtor represents and warrants to the Secured Party that this Assumption has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

Annex I to Security Agreement

SECTION 3.     This Assumption may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assumption by telefacsimile or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Assumption.

SECTION 4.     Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 5.     The validity of this Assumption, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York.

SECTION 6.     All communications and notices to the New Debtor under the Security Agreement shall be in writing and given as provided in Section 7.2 of the Security Agreement to the address for the New Debtor set forth under its signature below.

SECTION 7.     The New Debtor agrees to reimburse the Secured Party for its reasonable out-of-pocket expenses in connection with this Assumption, including the reasonable fees, other charges and disbursements of one external counsel for the Secured Party.

Annex I to Security Agreement

IN WITNESS WHEREOF, the New Debtor and the Secured Party have duly executed this Security Agreement Assumption as of the day and year first above written.

[Name of New Debtor],

By:
Name:
Title:
Address:

MELODY BUSINESS FINANCE, LLC, as Secured Party

By:
Name:
Title:
Address:

Annex I to Security Agreement

Supplemental Schedules

to the Security Agreement

Supplemental Schedules to Annex I to Security Agreement

Annex II to the

Security Agreement

Supplement

THIS SECURITY AGREEMENT SUPPLEMENT, dated as of ________, 201__, (this “Supplement”), is delivered in connection with the Security Agreement dated as of August [___], 2015 (as amended or otherwise modified from time to time, the “Security Agreement”), among each of the signatories party thereto (including any permitted successors and assigns, collectively, the “Debtors” and each a “Debtor”), and MELODY BUSINESS FINANCE, LLC, in its capacity as Administrative Agent (the “Secured Party”) for the Beneficiaries (as defined herein).

A.     Reference is made to that certain Loan Agreement dated as of May 19, 2011 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), among TransCoastal Corporation, a Texas corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Melody Business Finance, LLC, a Delaware limited liability company, as administrative agent for the Lenders (and successor by purchase and assignment, to Green Bank, N.A.) (in such capacity, “Agent”).

B.     The Loan Agreement and Security Agreement requires the Debtor party hereto to pledge the Equity Interests described on Schedule 2-S attached hereto.

C.     Such Debtor has agreed to execute and deliver this Supplement in order to pledge such Equity Interests.

Accordingly, the Secured Party and the Debtor party hereto agree as follows:

1.     Security Agreement Supplement. By executing and delivering this Supplement, the Debtor party hereto, as provided in Section 7.11 of the Security Agreement, hereby pledges and grants a security interest in the Pledged Securities described or referred to in Schedule 2-S attached hereto. Upon execution of this Supplement, such securities will constitute “Pledged Securities” for purposes of the Security Agreement with the same force and effect as if originally listed on Schedule 2 thereto. The information set forth in Schedule 2-S hereto is hereby added to the information set forth in Schedule 2 to the Security Agreement. The Debtor party hereto hereby represents and warrants that the representations and warranties contained in Section 3 of the Security Agreement are true and correct with respect to such Debtor on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

2.     Governing Law. The validity of this Supplement, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York.

Annex II to Security Agreement

IN WITNESS WHEREOF, the undersigned has caused this Security Agreement Supplement to be duly executed and delivered as of the date first above written.

[DEBTOR]

By:
Name:
Title:

Annex II to Security Agreement

Execution Version

Annex II

Schedule 2-S

DESCRIPTION OF PLEDGED SECURITIES

B.     Stock:

Debtor	Issuer	Class of Stock	Issuer’s Jurisdiction Under UCC Section 9-305(a)(2)	Certificated (Y/N)	Stock Certificate No.	Percentage of Shares	No. of Shares

Partnership Interests:

Debtor	Issuer	Type of Partnership Interest (e.g., General or Limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of Issuer

LLC Interests:

Debtor	Issuer	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of Issuer